Exhibit 99.1

VARIAN MEDICAL SYSTEMS, INC.
SECOND AMENDED AND RESTATED
2005 OMNIBUS STOCK PLAN
NON-EMPLOYEE DIRECTOR
NONQUALIFIED STOCK OPTION AGREEMENT

Varian Medical Systems, Inc. (the “Company”) hereby grants you, «FNAME» «LNAME» (the “Director”), a nonqualified stock option under the Company’s Second Amended and Restated 2005 Omnibus Stock Plan (the “Plan”), to purchase shares of common stock of the Company (“Shares”)*.  The date of this Agreement is «GrantDate» (the “Grant Date”)*.  In general, the latest date this option will expire is «ExpirationDate» (the “Expiration Date”) as stated on the Grant Summary*.  However, as provided in the attached Non-Employee Director, Terms and Conditions of Nonqualified Stock Option (“Appendix A”), this option may expire earlier than the Expiration Date.  Subject to the provisions of Appendix A and of the Plan, the principal features of this option are as follows:

Maximum Number of Shares Purchasable with this Option:	«Shares»	Purchase Price per share:	$«GrantPrice»

Scheduled Vesting Date:		Number of Shares**:

«GrantDate»		«Shares»
*See “Grant Summary” page on the service provider web-site. **Shares vest in whole share increments; fractions of shares vest only when they equal whole share increments.
Event Triggering Termination of Option:		Maximum Time to Exercise After Triggering Event***:

Termination of Service due to Disability		3 years
Termination of Service due to Retirement		3 years
Termination of Service due to death		3 years
Termination of Service due to completion of term as Director		3 years
All other Terminations of Service		3 months

***However, in no event may this option be exercised after the Expiration Date (except in certain cases of the death of the Director).

Your acceptance online at the service provider web-site or, when provided, your signature on a copy of this Nonqualified Stock Option Agreement, indicates your agreement and understanding that this option is subject to all of the terms and conditions contained in Appendix A and the Plan.  For example, important additional information on vesting and termination of this option is contained in Paragraphs 4 through 6 of Appendix A.  ACCORDINGLY, PLEASE BE SURE TO READ ALL OF APPENDIX A AND THE PLAN, WHICH CONTAIN THE SPECIFIC TERMS AND CONDITIONS OF THIS OPTION. YOU CAN REQUEST A COPY OF THE PLAN BY CONTACTING THE CORPORATE HUMAN RESOURCES OFFICE IN PALO ALTO, CALIFORNIA.

APPENDIX A
Non-Employee Director
TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTION

1.         Grant of Option.  The Company hereby grants to the Director under the Plan, as a separate incentive in connection with his or her service and not in lieu of any other compensation for his or her services, a nonqualified stock option to purchase, on the terms and conditions set forth in this Agreement and the Plan, all or any part of an aggregate of Shares Granted as specified on the “Grant Summary” page of the service provider web-site.  This option is not intended to qualify as an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended.

2.         Exercise Price.  The purchase price per Share for this option (the “Exercise Price”) shall be the Grant Price in USD as specified on the “Summary of Grant Award” page of the service provider web-site, which is the Fair Market Value of a Share on the Grant Date.

3.         Number of Shares.  The number and class of Shares specified in Paragraph 1 above, and/or the Exercise Price, are subject to adjustment by the Board of Directors of the Company (the “Board”) in the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share combination or other change in the corporate structure of the Company affecting the Shares.

4.         Vesting Schedule.  The right to exercise this option is scheduled to vest fully as of the Grant Date.

5.         Expiration of Option.  In the event of the Director’s Termination of Service for any reason other than Disability, Retirement, completion of term as a Director or death, the Director may, within three (3) months after the date of such Termination, or prior to the Expiration Date, whichever shall first occur, exercise this option.  In the event of the Director’s Termination of Service due to Disability, or completion of term as a Director, Retirement, the Director may, within three (3) years after the date of such Termination, or prior to the Expiration Date, whichever shall first occur, exercise this option.

6.         Death of Director.  In the event that the Director dies while in the employ of the Company or during the three (3) month or three (3) year periods referred to in Paragraph 5 above, the Director’s designated beneficiary, or if either no beneficiary survives the Director or the Board does not permit beneficiary designations, the administrator or executor of the Director’s estate, may, within three (3) years after the date of death, or prior to the Expiration Date, whichever shall first occur, exercise this option.  Any such transferee must furnish the Company (a) written notice of his or her status as a transferee, (b) evidence satisfactory to the Company to establish the validity of the transfer of this option and compliance with any laws or regulations pertaining to such transfer, and (c) written acceptance of the terms and conditions of this option as set forth in this Agreement.

7.         Persons Eligible to Exercise Option.  This option shall be exercisable during the Director’s lifetime only by the Director.  The option shall not be transferable by the Director, except by (a) a valid beneficiary designation made in a form and manner acceptable to the Board, or (b) will or the applicable laws of descent and distribution.

8.         Exercise of Option.  This option may be exercised by the person then entitled to do so as to any Shares which may then be purchased (a) by giving written notice of exercise to the Secretary of the Company (or his or her designee), specifying the number of full Shares to be purchased and accompanied by full payment of the Exercise Price (and the amount of any income or other taxes the Company determines is required to be withheld by reason of such exercise), and (b) by giving satisfactory assurances in writing if requested by the Company, signed by the person exercising the option, that the Shares to be purchased upon such exercise are being purchased for investment and not with a view to the distribution thereof.  In the absolute discretion of the Board, the person entitled to exercise the option may elect to satisfy the tax withholding requirement described in subparagraph (a) above by having the Company withhold Shares or delivering to the Company already-owned Shares.  No partial exercise of this option may be for less than ten (10) Share lots or multiples thereof.

9.         Suspension of Exercisability.  If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority, is necessary or desirable as a condition of the purchase of Shares hereunder, this option may not be exercised, in whole or in part, unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.  The Company shall make reasonable efforts to meet the requirements of any such state or federal law or securities exchange and to obtain any such consent or approval of any such governmental authority.

10.       No Rights of Stockholder.  Neither the Director (nor any beneficiary) shall be or have any of the rights or privileges of a stockholder of the Company in respect of any of the Shares issuable pursuant to the exercise of this option, unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Director (or beneficiary).

11.       Service Acknowledgments.  Nothing in this Agreement or the Plan shall confer upon the Director any right to continue service on the Board of the Company or its Subsidiaries (as the case may be).  In addition, the Director acknowledges and agrees to the following:

(a)           The Plan is discretionary in nature and the Company may amend, suspend, or terminate it at any time;

(b)           The grant of this option is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of the option even if the option has been granted repeatedly in the past;

(c)           All determinations with respect to such future options, if any, including but not limited to, the times when the options shall be granted or when the options shall vest, will be at the sole discretion of the Board;

(d)           The Director’s participation in the Plan is voluntary;

(e)           The value of this option is an extraordinary item of compensation, which is outside the scope of the Director’s service contract (if any), except as may otherwise be explicitly provided in the Director’s service contract (if any);

(f)           This option is not part of normal or expected compensation for any purpose, including, but not limited to, calculating termination, severance, resignation, redundancy, end of service, or similar payments, or bonuses, long-service awards, pension or retirement benefits;

(g)          The future value of the Shares is unknown and cannot be predicted with certainty;

(h)          No claim or entitlement to compensation or damages arises from the termination of the Option or diminution in value of the Option or Shares and the Director irrevocably release the Company and its Subsidiaries from any such claim that may arise.

(i)           Neither the Plan nor this option shall be construed to create an employment or service relationship where any such relationship did not otherwise already exist.

12.       Address for Notices.  Any notice to be given to the Company under the terms of this Agreement shall be addressed to the Company, in care of its Secretary at 3100 Hansen Way, Palo Alto, California 94304, or at such other address as the Company may hereafter designate in writing.

13.       Option is Not Transferable.  Except as otherwise expressly provided herein, this option and the rights and privileges conferred hereby may not be transferred, pledged, assigned or otherwise hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment or similar process.  Upon any attempt to transfer, pledge, assign, hypothecate or otherwise dispose of this option, or of any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this option and the rights and privileges conferred hereby immediately shall become null and void.

14.       Maximum Term of Option.  Notwithstanding any other provision of this Agreement, this option is not exercisable after the Expiration Date.

15.       Binding Agreement.  Subject to the limitation on the transferability of this option contained herein, this Agreement shall be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

16.       Conditions to Exercise.  The Exercise Price for this option must be paid in the legal tender of the United States (including, in the Board’s sole discretion, by means of a broker-assisted cashless exercise) or, in the Board’s sole discretion, in Shares of equivalent value that (a) were previously issued to the Director and (b) have been held by the Director for at least six (6) months prior thereto.  Exercise of this option will not be permitted until satisfactory arrangements have been made for the payment of the appropriate amount of withholding taxes (as determined by the Company).  If the Director fails to remit to the Company such withholding amount within the time period specified by the Board (in its discretion), the award may be forfeited and in such case the Director shall not receive any of the Shares subject to this Agreement.

17.       Tax Liability.  The Company and any of its Subsidiaries shall assess tax and social insurance contribution liability and requirements in connection with the Director’s participation in the Plan, including, without limitation, tax liability and social insurance contribution liability associated with the grant or exercise of the option or sale of the underlying Shares (the “Tax Liability”).  These requirements may change from time to time as laws or interpretations change.  Regardless of the Company’s or any Subsidiary’s  actions in this regard, the Director hereby acknowledges and agrees that the Tax Liability shall be the Director’s ultimate responsibility and liability.  The Director agrees as a condition of his or her participation in the Plan to make arrangements satisfactory to the Company and its Subsidiary to enable it to satisfy any withholding, payment and/or collection requirements associated with the satisfaction of the Tax Liability, including authorizing the Company or the Subsidiary to: (i) withhold all applicable amounts from the Director’s wages or other cash compensation due to the Director, in accordance with any requirements under the laws, rules, and regulations of the country of which the Director is a resident, and (ii) act as the Director’s agent to sell sufficient Shares for the proceeds to settle such requirements.  Furthermore, the Director agrees to pay the Company or the Subsidiary any amount the Company or any Subsidiary may be required to withhold, collect or pay as a result of the Director’s participation in the Plan or that cannot be satisfied by deduction from the Director ‘s wages or other cash compensation paid to the Director by the Company or the Subsidiary or sale of the Shares acquired under the Plan. The Director acknowledges that he or she may not participate in the Plan and the Company and the Subsidiary shall have no obligation to deliver Shares until the Tax Liability has been satisfied by the Director.

18.      Data Protection.  The Director hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of his or her personal data by and among, as applicable, the Company and any Subsidiary  for the exclusive purpose of implementing, administering and managing the Director’s participation in the Plan. The Director understands that the Company and its Subsidiaries may hold certain personal information about the Director  including, but not limited to, the Director’s name, home address and telephone number, date of birth, social security number (or any other social or national identification number), salary, nationality, job title, number of Shares held and the details of the Option  or any other entitlement to Shares awarded, cancelled, vested, unvested or outstanding for the purpose of implementing, administering and managing the Director’s participation in the Plan (the “Data”).  The Director understands that the Data may be transferred to the Company or any Subsidiaries, or to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the Director’s country or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than the Director’s country.  The Director understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting the Company.  The Director authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing his or her participation in the Plan, including any requisite transfer of such Data to a broker or other third party assisting with the administration of the option  under the Plan or with whom Shares acquired pursuant to the exercise of the option or cash from the sale of such Shares may be deposited.  Furthermore, the Director acknowledges and understands that the transfer of the Data to the Company or Subsidiaries or to any third parties is necessary for his or her participation in the Plan.  The Director understands that Data will be held only as long as is necessary to implement, administer and manage his or her participation in the Plan.  The Director understands that he or she may, at any time, view the Data, request additional information about the storage and processing of the Data, require any necessary amendments to the Data or refuse or withdraw the consents herein by contacting the Company in writing.  The Director further acknowledges that withdrawal of consent may affect his or her ability to vest in, exercise or realize benefits from the option, and his or her ability to participate in the Plan.  For more information on the consequences of refusal to consent or withdrawal of consent, the Director understands that he or she may contact the Company.

19.       Plan Governs.  This Agreement is subject to all of the terms and provisions of the Plan.  In the event of a conflict between one or more provisions of this Agreement and one or more provisions of the Plan, the provisions of the Plan shall govern.  Capitalized terms and phrases used and not defined in this Agreement shall have the meaning set forth in the Plan.

20.       Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of California, without reference to its principles of conflicts of law.

21.       Compliance with Laws and Regulations.  The Director understands that the grant, vesting and exercise of this option under the Plan and the issuance, transfer, assignment, sale, or other dealings of the Shares shall be subject to compliance by the Company (and its Subsidiaries) and the Director with all applicable laws, rules, and regulations.  Furthermore, the Director agrees that he or she will not acquire Shares pursuant to the Plan except in compliance with all applicable laws, rules and regulations.

22.       Board Authority.  The Board shall have all discretion, power, and authority to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith.  All actions taken and all interpretations and determinations made by the Board in good faith shall be final and binding upon the Director, the Company and all other interested persons, and shall be given the maximum deference permitted by law.  No member of the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Agreement.

23.       Captions.  The captions provided herein are for convenience only and are not to serve as a basis for the interpretation or construction of this Agreement.

24.       Agreement Severable.  In the event that any provision in this Agreement shall be held invalid or unenforceable, such provision shall be severable from, and such invalidity or unenforceability shall not be construed to have any effect on, the remaining provisions of this Agreement.

25.       Modifications to the Agreement.  This Agreement constitutes the entire understanding of the parties on the subjects covered.  The Director expressly warrants that he or she is not executing this Agreement in reliance on any promises, representations, or inducements other than those contained herein.  Modifications to this Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company.

26.       Electronic Delivery and Execution.  The Company may, in its sole discretion, decide to deliver any documents related to options awarded under the Plan or future options that may be awarded under the Plan by electronic means or request Director’s consent to participate in the Plan by electronic means.  The Director hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company. Electronic execution of this Agreement and/or other documents shall have the same binding effect as a written or hard copy signature and accordingly, shall bind the Director and the Company to all of the terms and conditions set forth in the Plan, this Agreement and/or such other documents.